Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SIGILON THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Execution Version

Massachusetts Institute of Technology
and
Sigilon Therapeutics, Inc.

THIRD AMENDMENT

This Third Amendment (“Third Amendment)”, effective as of November 6, 2019 (the “Third Amendment Effective Date”), is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“M.I.T”) and Sigilon Therapeutics, Inc. (flea Sigilon, Inc.) a Delaware corporation, having a principal address at 100 Binney Street, Cambridge, MA 02142 (“COMPANY”) (each individually a “Party” and collectively the “Parties”), and amends that certain Exclusive Patent License Agreement between the Parties date as of February 8, 2016, as previously amended by the First Amendment dated February 2, 2017 and the Second Amendment dated August 9, 2018 (collectively, the “License Agreement”). Capitalized terms used herein without definition shall have the meaning given such terms in the License Agreement.

WHEREAS, M.I.T. and Seattle Children’s Hospital d/b/a Seattle Children’s Research Institute (“SCRI”) jointly own an invention relating to M.I.T. Case No. [***] by Daniel G. Anderson, Samuel Browd, Brian Hanak, Robert Hevner, Robert S. Langer, William Shain and Omid Veiseh; and

WHEREAS, M.I.T and SCRI have signed an Inter-Institutional Agreement dated February 28, 2019, granting M.IT the exclusive right to grant and administer licenses to MI.T’s and SCRI’s patent rights associated with M.I.T. Case No. [***]; and

WHEREAS COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Third Amendment, that COMPANY shall commit itself to a thorough, vigorous, and diligent program to develop and commercialize LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP C PATENT RIGHTS (as defined herein), and

WHEREAS, M.I.T. and COMPANY wish to amend the License Agreement for the purposes of adding the patent rights associated with M.I.T. Case No. [***], and to specify COMPANY’S diligence obligations related to the GROUP C PATENT RIGHTS under the terms and condition set forth herein.

NOW THEREFORE, in consideration for the promises and covenants contained herein, the PARTIES hereby agree as follows:

1.             The following new definitions shall be added to Article 1, DEFINITIONS, of the License Agreement as Section 1.31:

1.31        “GROUP C PATENT RIGHTS” shall mean any PATENT RIGHTS based on M.I.T. Case No. [***].

2.             The last paragraph at the end of Section 1.15, PATENT RIGHTS, of the License Agreement is hereby amended to read as follows:

For clarification, the PATENT RIGHTS include the GROUP A PATENT RIGHTS, the GROUP B PATENT RIGHTS and the GROUP C PATENT RIGHTS.

3.             Section 2.5(a), “Research and Educational Use” of the License Agreement is hereby amended to read as follows:

(a)           Research and Educational Use.

(i)            M.I.T. and BCH retain the right on behalf of themselves and all other non-profit research institutions to practice under the GROUP AP ATENT RIGHTS and the GROUP B PATENT RIGHTS for non-profit research, teaching, and educational purposes, including sponsored research and collaborations; and

(ii)           M.I.T. and SCRI retain the right on behalf of themselves and all other non-profit research institutions to practice under the GROUP C PATENT RIGHTS for non-profit research, teaching, and educational purposes, including sponsored research and collaborations.

4.             The Parties acknowledge and agree that Section 3.1(f) of the License Agreement applies to THERAPEUTIC PRODUCTS covered by the GROUP A PATENT RIGHTS, but does not apply to any Group B Products (as defined in Section 3.3) or Group C Products (as defined in Section 3.4).

5.             Section 3.2 of the License Agreement is hereby amended to read as follows:

3.2          Changes to Diligence Requirements. In the event that COMPANY anticipates that a failure to meet an obligation set forth in Section 3.1(f), Section 3.3(a)(ii)-(v) or Section 3.4(c)-(f) will occur, COMPANY will promptly notify M.I.T. in writing, and representatives of each party will meet to review the reasons for anticipated failure and discuss in good faith a potential revision to the applicable diligence schedule.

In addition to the foregoing, if COMPANY provides written notice and reasonably demonstrates to M.I.T. that the anticipated failure to meet any one of the diligence obligations set forth in Section 3.1(f) Section, 3.3(a)(ii)-(v) or Section 3.4(c)-(f) is due to (i) an action,  inaction, delay or ruling by the United States Food and Drug Administration or any comparable regulatory agency, or (ii) the existence of material technical or scientific difficulties or delays in pre-clinical or clinical studies (e.g., unfavorable toxicological or pharmacological test results or an adverse clinical event with respect to LICENSED PRODUCTS or LICENSED PROCESSES) that COMPANY or a SUBLICENSEE could not reasonably have predicted and/or avoided (each of (i) and (ii), a “DEVELOPMENT ISSUE”), then the parties shall meet to review the cause and nature of the DEVELOPMENT ISSUE as well as COMPANY’s proposed plan and timeline to address same, and the parties shall reasonably amend the relevant aspects of the diligence schedule to account for such DEVELOPMENT ISSUE.

COMPANY and M.I.T. will enter into a written amendment to this Agreement with respect to any mutually agreed upon change(s) to the relevant obligation.

6.             The following new Section 3.4 shall be added to Article 3, COMPANY DILIGENCE OBLIGATIONS, of the License Agreement:

3.4          Diligence Requirements for the GROUP C PATENT RIGHTS. Specifically, and in addition to Section 3.1, COMPANY shall use commercially reasonable efforts, or shall cause its AFFILIATES or SUBLICENSEES to use commercially reasonable efforts, to develop LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP C PATENT RIGHTS (“Group C Products”) and to introduce such Group C Products into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make Group C Products reasonably available to the public. Specifically, COMPANY or an AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a)           COMPANY shall use commercially reasonable efforts to evaluate the GROUP C PATENT RIGHTS with the view toward creating a Group C Product. Specifically, by [***], COMPANY will provide M.I.T. with a research and development plan, describing the major tasks to be achieved in order to develop and bring to market a Group C Product and that includes mutually acceptable deadlines for the diligence milestones described in clauses (c) through (f) of this Section 3.4, which deadlines, when agreed to by COMPANY and M.I.T. shall be the applicable deadlines for such diligence milestones. Such deadlines shall be added by amendment to this Agreement by [***].

(b)           Beginning in [***], within [***] days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize Group C Products. The report shall also contain any updates to the research and development plan as well as a discussion of intended efforts, if applicable, for the year in which the report is submitted.

(c)           On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall develop a prototype Group C Product.

(d)           On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall have completed testing of a Group C Product in a relevant animal model.

(e)           On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall commence human clinical trials for a Group C Product.

(f)            On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall make a FIRST COMMERCIAL SALE of a Group C Product.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.4, then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b), subject to Section 3.2. Any termination under Section 12.4(b) for breach of obligations under this Section 3.4 shall be limited to COMPANY’s and its AFFILIATE’s licenses and rights under the GROUP C PATENT RIGHTS.

7.             The first sentence of the first paragraph of Section 5.1(b), “Running Royalty Reports” of the License Agreement is hereby amended to read as follows:

COMPANY shall report to M.I.T. the date of FIRST COMMERCIAL SALE of each LICENSED PRODUCT or LICENSED PROCESS in each country within [***] days of such occurrence.

8.             In the following Sections of the License Agreement, the references to “M.I.T. and BCH” shall be replaced by and shall read as “M.I.T., BCH and SCRI”, and references to “M.I.T. and/or BCH” shall be replaced by and shall read as “M.I.T., BCH and/or SCRI”: Sections 7.2(a), 8.1(a). 8.1(b), 8.2(ii), and 11.2.

9.             Section 8.2 “Insurance” of the License Agreement is hereby amended to read as follows:

COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including products/completed operations coverage (subject to clause (iii) below) and errors and omissions liability insurance which shall protect COMPANY and INDEMNITEES with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the United States and will be provided by a company or companies having a financial rating of not less than A- Viii in the most current edition of Best’s Key Rating Guide, or an insurer pre-approved by M.I.T., such approval not to be unreasonably withheld, conditioned or delayed and (ii) shall list M.I.T., BCH and SCRI as additional insureds thereunder, for the commercial general liability policy only, and, if issued as a separate policy, product liability policy (iii) shall include product liability coverage at least [***] days prior to the earlier of (1) the initiation of a clinical trial with respect to any LICENSED PRODUCT or LICENSED PROCESS or (2) commercial distribution, sale, lease, transfer or performance or use of any LICENSED PRODUCT or LICENSED PROCESS by COMPANY, or any AFFILIATE or SUBLICENSEE, and (iv) shall require [***] days written notice to be given to M.I.T. prior to any cancellation or material change thereof. During the term of this Agreement and before the FIRST COMMERCIAL SALE of any LICENSED PRODUCT or LICENSED PROCESS, the limits of the commercial general liability insurance shall not be less than [***] per occurrence with an annual aggregate of [***] for bodily injury including death, property damage, and products/completed operations coverage. The limits of the errors and omissions liability insurance shall not be less than [***] per claim and in the aggregate. Before the FIRST COMMERCIAL SALE of any LICENSED PRODUCT or LICENSED PROCESS, COMPANY

must increase the limits of the commercial general liability insurance to no less than [***] per occurrence with an annual aggregate of [***] for bodily injury including death, property damage, and products/completed operations coverage. The limits of the errors and omissions liability insurance shall not be less than [***] per claim, with an annual aggregate of [***]. COMPANY shall continue to maintain such insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of [***] years, if the coverage is under a claims-made policy.

If COMPANY desires to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate), such self-insurance program must be acceptable to M.I.T., BCH, the Risk Management Foundation of the Harvard Medical Institutions, Inc. and SCRI. The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of COMPANY’s liability with respect to its indemnification under Section 8.1 of this Agreement. If there is a cancellation, non-renewal, or material change in insurance, and COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of the [***] day notice period described above, M.I.T. shall have the right to terminate this Agreement effective at the end of such [***] day period without notice or any additional waiting periods.

10.          The last two paragraphs of Article 9 of the License Agreement is hereby amended to read as follows:

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., BCH AND SCRI MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, AND HEREBY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF M.I.T., BCH, SCRI OR THIRD PARTIES, VALIDITY, ENFORCEABILITY AND SCOPE OF PATENT RIGHTS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN NO EVENT SHALL M.I.T., BCH ,SCRI THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T. SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR INF ACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

11.          Section 11.3 of the License Agreement is hereby amended to read as follows:

COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory”, “Boston Children’s Hospital”, “Seattle Children’s Research  Institute”, “Seattle Children’s”, “Seattle Children’s

Hospital” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents, or any trademark owned by M.I.T., BCH or SCRI or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of M.I.T., BCH or SCRI, as applicable, which consent M.I.T., BCH or SCRI, as applicable, may withhold in its sole discretion. The foregoing notwithstanding, without the consent of M.I.T., BCH or SCRI, COMPANY may make factual statements during the term of this Agreement that COMPANY has a license from M.I.T. under one or more of the patents and/or patent applications comprising the PATENT RIGHTS in business and scientific literature. Such statements may not be used in marketing, promotion, or advertising.

12.          Section 12.4(b) of the License Agreement is hereby amended to read as follows:

(b)           Diligence. In the event COMPANY commits a material breach of its obligations under Section 3.1 (other than Section 3.1(g)), Section 3.3 or Section 3.4, in each case subject to Section 3.2, and fails to cure that breach within [***] days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY solely to the extent provided in such Section 3.1, Section 3.3 or Section 3.4, respectively.

13.          In consideration of obtaining a license to the GROUP C PATENT RIGHTS, COMPANY shall pay to M.I.T. an Improvement Addition Fee of [***] which shall be due to M.I.T. within [***] days of the Third Amendment Effective Date.

14.          Upon receipt of the Improvement Addition Fee set forth in Section 13 above, the GROUP C PATENT RIGHTS shall be added to Appendix A of the License Agreement as follows:

M.I.T. Case No. [***]

[***]

15.          Except as specifically amended herein, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SIGILON THERAPEUTICS, INC.

By:	/s/ Lesley Millar-Nicholson	By:	/s/ Rogerio Vivaldi Coelho
Name:	Lesley Millar-Nicholson	Name:	Rogerio Vivaldi Coelho
Title:	Director, TLO	Title:	President, CEO